4Q and Full Year 2023 Update February 29, 2024 Exhibit 99.2

Forward Looking Statements Except for the historical information contained herein, the matters set forth in this presentation are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: Paragon 28’s potential to shape a better future for foot and ankle patients and its estimated net revenue for full year 2024. You are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements are only predictions based on our current expectations, estimates, and assumptions, valid only as of the date they are made, and subject to risks and uncertainties, some of which we are not currently aware. Forward‐looking statements should not be read as a guarantee of future performance or results and may not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. These forward‐looking statements are based on Paragon 28’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward‐looking statements as a result of these risks and uncertainties. These risks and uncertainties are described more fully in the section titled “Risk Factors” in Paragon 28’s filings with the Securities and Exchange Commission (the “SEC”), including Paragon 28’s annual report on Form 10-K filed with the SEC on February 29, 2024. Paragon 28 does not undertake any obligation to update forward‐looking statements and expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward‐looking statements contained herein. These forward-looking statements should not be relied upon as representing Paragon 28’s views as of any date subsequent to the date of this presentation. Paragon 28’s results for the quarter and fiscal year ended December 31, 2023 are not necessarily indicative of our operating results for any future periods. 2

Non-GAAP Financial Measures In addition to our results and measures of performance determined in accordance with U.S. GAAP presented in this press release, we believe that certain non-GAAP financial measures are useful in evaluating and comparing our financial and operational performance over multiple periods, identifying trends affecting our business, formulating business plans and making strategic decisions.   Adjusted EBITDA is a key performance measure that our management uses to assess our financial performance and is also used for internal planning and forecasting purposes. We define Adjusted EBITDA as earnings (loss) before interest expense, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, employee stock purchase plan expense, non-recurring expenses and certain other non-cash expenses.   We believe that Adjusted EBITDA, together with a reconciliation to net income, helps identify underlying trends in our business and helps investors make comparisons between our company and other companies that may have different capital structures, tax rates, or different forms of employee compensation. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to a key financial metric used by our management in its financial and operational decision-making. Our use of Adjusted EBITDA has limitations as an analytical tool, and you should not consider these measures in isolation or as a substitute for analysis of our financial results as reported under U.S. GAAP. Some of these potential limitations include: other companies, including companies in our industry which have similar business arrangements, may report Adjusted EBITDA, or similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures; although depreciation and amortization expenses are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditures for such replacements or for new capital expenditure requirements; Adjusted EBITDA also does not reflect changes in, or cash requirements for, our working capital needs or the potentially dilutive impact of stock-based compensation; and Adjusted EBITDA does not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debt that we may incur.   Additionally, we report revenue growth on a constant-currency basis in order to facilitate period-to-period comparisons of results without regard to the impact of fluctuating foreign currency exchange rates. The term foreign currency exchange rates refers to the exchange rates used to translate the company's operating results for all countries where the functional currency is not the U.S. dollar into U.S. dollars. Because we are a global company, foreign currency exchange rates used for translation may have a significant effect on our reported results. References to revenue growth on a constant-currency basis means without the impact of foreign currency exchange rate fluctuations.   The company believes disclosure of constant-currency revenue growth rates is helpful to investors because it facilitates period-to-period comparisons. However, constant-currency revenue growth rates are non-GAAP financial measures and are not meant to be considered as an alternative or substitute for comparable measures prepared in accordance with GAAP. Constant-currency growth has no standardized meaning prescribed by GAAP and should be read in conjunction with the our consolidated financial statements prepared in accordance with GAAP. We calculate constant-currency growth rates by translating local currency amounts in the current period at actual foreign exchange rates for the prior period.   Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other GAAP-based financial measures.

4Q and Full Year 2023 Update – Table of Contents 4Q and FY 2023 Highlights 5 4Q and FY 2023 Net Revenue 6 FY 2024 Net Revenue Guidance 7 2020 – 2023 Operating Cash Flow Trends and Implications for 2024 8 The Global Foot & Ankle Market 9 Continued Strong Product Launch Cadence & Pipeline 10

4Q and FY 2023 Highlights

Above Market Revenue Growth Continued in 4Q 2023; Providing 2024 Net Revenue Guidance

Net Revenue Performance & Guidance

Global Net Revenue (YoY Growth):

- 4Q: $60.6M (+17.6% reported; +17.3% CC) | FY 2023: $216.4M (+19.3% reported; +19.7% CC)

U.S. Net Revenue (YoY Growth):

- 4Q: $51.7M (+14.1% reported) | FY 2023: $183.5M (+16.1% reported)

International Net Revenue (YoY Growth):

- 4Q: $8.9M (+43.1% reported; +40.7% CC) | FY 2023: $32.9M (+41.3% reported; +44.1% CC)

2024 Net Revenue Guidance: Full-year 2024 guidance of $249M to $259M (+15.1% to +19.7% YoY)

Key Operational and Financial Details

- Strong growth across all 5 foot and ankle subsegments
- U.S. producing sales representatives increased 13.7% YoY to 266
- U.S. surgeon customers increased 8.8% YoY to a record 2,215
- 4Q 2023 aEBITDA declined from ($1.5M) to ($4.5M); FY2023 aEBITDA improved by $1.0M to ($9.7M); both negatively impacted by $4.0M of inventory write-downs recorded in the fourth quarter
- Expect positive aEBITDA for Full-year 2024

Strategic Highlights

- 2 full product launches in 4Q2023: JAWS Great White Nitinol Staple System and BEAST Cortical Fiber Bone Graft
- 5 full product launches in 2024 YTD in high growth forefoot, minimally invasive and soft tissue markets: Grappler® Knotless Anchor System, Bridgeline™ Adaptive Tape, Mister Tendon™ Harvester System, FJ200™ Power Console and Burr System, PRECISION® MIS Bunion System
- Limited market release and first cases completed using Bun-Yo-Matic™ Lapidus clamp system

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Copyright ©2024 Paragon 28. All rights reserved.

4Q and FY 2023 Net Revenue 4Q Net Revenue Sustained performance through 4Q 2023 with significant momentum across key leading indicators to drive future growth FY 2023 Net Revenue Consolidated Growth: + 17.6% Reported + 17.3% Constant Currency Int’l: + 43.1% Rep. + 40.7% CC U.S.: + 14.1% Rep. Consolidated Growth: + 19.3% Reported + 19.7% Constant Currency Int’l: + 41.3% Rep. + 44.1% CC U.S.: + 16.1% Rep.

FY 2024 Net Revenue Guidance 2024 Quarterly Growth Rate Expectations Normalized seasonality to continue 1Q 2024 is expected to be the lowest quarterly year-over-year growth percentage as 1Q 2023 was the highest growth quarter of 2024 (27% constant currency) and 1Q 2024 has one less billing day We expect quarterly growth rates for the rest of the year to be higher than 1Q 2024, given dynamics of year-over-year growth rate comparisons and timing of 2024 new product launches Normalizing Supply Chain Environment United States: New product contributions, sales force expansion, sales force productivity gains. Customer expansion and penetration International: Continued growth in top markets of the U.K., Australia, and South Africa, with increasing momentum in other markets FY 2024 Net Revenue Guidance Range 2024 Net Revenue Growth Commentary Low-End Mid-Point High-End Global Net Revenue $249M $254M $259M Implied YoY Growth 15.1% 17.4% 19.7%

Solid foundation of investments in place to drive P28 towards future profitability and positive cash flow. 2022 – 2023 Cumulative Operating Cash Use Normalized operating cash use of $23.0M from 1/1/22 through 12/31/23. Significant improvements in operating cash flow expected for 2024 and beyond. Key drivers: expected annual revenue growth at multiples of F&A market, reductions in inventory stockpile, completion of legal settlement, and annual positive adjusted EBITDA P28 2020 – 2023 Operating Cash Flow Trends Increase in operating cash use compared to 2020 and 2021 driven by temporal and non-recurring drivers. See detailed waterfall à Approximately break-even operating cash flow in both 2020 and 2021 (1) FY 2023 DIOH 786 days (excludes write-down adjustment of $4.0M included in 4Q23 COGS) compared to 4Q 2021 at 463 days. Inventory stockpile in 2022 and 2023 is calculated based on FY 2023 DIOH in excess of 4Q 2021 DIOH. 2020 – 2023 Operating Cash Flow Trends

The Global Foot & Ankle Market

Global Foot & Ankle Market(1)



CAGR: 7.1%
$4.9 Billion
$6.9 Billion
2023
2028

Market Sub-segments(1)



Biologics 13%
Charcot 4%
Ankle 11%
Flatfoot / PCFD 8%
Forefoot 34%
Fracture Fixation 30%

Estimated 2023 Global Market(2)



Paragon 28
4%
Single Product / Other ~31%
Large Diversified Players ~65%

Fast Growing Market with Several Key Differentiators

- ✓ Highly complex anatomy
- ✓ Generally active and younger patient populations
- ✓ Significant opportunity for innovation to drive improved outcomes
- ✓ Well over 100 indications with wide variety of causes (activity-based, trauma, genetic predisposition, etc.)

Paragon 28 Market Highlights

- ✓ Well balanced portfolio spanning each sub-segment effectively
- ✓ YTD growth across all sub-segments
- ✓ Substantial opportunity to expand footprint in U.S. and International
- ✓ Long runway for growth in existing and new international markets

(1) *Source: iData Research and Company estimates.*
(2) *Source: Company filings, SmartTrak, and management estimates.*

Copyright ©2024 Paragon 28. All rights reserved.

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Continued Strong Product Launch Cadence & Pipeline 2 Product Launches in Q4 2023 and 6 Product Launches in 2024 YTD(1) Robust Pipeline 25+ Active Projects in Development Balanced Across Portfolio 5-10 Annual Launches Expected In Next Three Years 1st Smart28 Module Planned for Mid-2024(3) January 5, 2024: Grappler® Knotless Anchor System January 17, 2024 (LMR)(2): Bun-Yo-Matic™ Lapidus Clamp System January 30, 2024: FJ2000™ Power Console and Burr System February 1, 2024: PRECISION® MIS Bunion System Q4 2023 2024 YTD January 5, 2024: Bridgeline™ Adaptive Tape January 26, 2024: Mister Tendon™ Harvester System November 2023: JAWS Great White Nitinol Staple System November 2023: BEAST Cortical Fiber Bone Graft Excludes simple line extensions. Includes products launched and on limited market release as of 12/31/2023. Some products span multiple segments. “Limited market release”. Subject to regulatory clearance.